NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK NOR HAVE ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

VOID AFTER 5:00 P.M. ON MAY 13, 2014

CLENERGEN CORPORATION
COMMON STOCK PURCHASE WARRANT CERTIFICATE

1,000,000 Common Stock Purchase Warrants

London, United Kingdom
Warrant Certificate No. 2010-005	As of May 14, 2010

THIS IS TO CERTIFY THAT, for value received, Vastani Trading Limited (the “Warrantholder”), is the registered owner of the number of common stock purchase warrants (each, a “Warrant”) of Clenergen Corporation, a Nevada corporation (the “Company”), set forth above, each Warrant entitling the owner thereof to purchase from the Company, at a purchase price of $0.686 per Warrant (the “Purchase Price”), at any time on or after the Commencement Date (as defined in paragraph 1(b) below) and terminating at 5:00 p.m., London, United Kingdom time, on May 13, 2014 (the “Expiration Time”), one duly authorized, validly issued, fully paid and non-assessable share (each, a “Warrant Share”) of the common stock, par value $0.001 per share (the “Common Stock”), of the Company, subject to the terms and conditions contained herein.  The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise of the Warrants), and the Purchase Price per Warrant Share, each as set forth above, are as of the date hereof.  As provided herein, the Purchase Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the “Warrant Certificates.”

The rights of the registered holder of this Warrant Certificate shall be subject to the following further terms and conditions:

1.           Exercise of Warrants.

(a)         The Warrants may be exercised, in whole or in part, at any time and from time to time, during the period commencing on the Commencement Date and terminating at the Expiration Time by surrendering this Warrant Certificate, with the Exercise Form provided for herein duly completed and executed by the Warrantholder or by the Warrantholder’s duly authorized attorney-in-fact, at the principal office of the Company, presently located at Bath House, 8 Chapel Place, London EC2A 3DQ United Kingdom, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the “Company Offices”), accompanied by payment in full, either in the form of cash, bank cashier’s check or certified check payable to the order of the Company, of the Purchase Price payable in respect of the Warrants being exercised.

(b)         For purposes of this Warrant Certificate, the term “Commencement Date” shall mean May 14, 2010.

(c)        On the day immediately following the date of a valid exercise of any Warrants, the Warrantholder exercising such Warrant(s) shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which such valid exercise relates.

(d)        As soon as practicable, but not in excess of five days, after the valid exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at the Company’s expense (including the payment by Company of any applicable issuance and similar taxes), will cause to be issued in the name of and delivered to the Warrantholder, or such other party identified in the purchase form, certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Warrantholder, or such other party identified in the Exercise Form, shall be entitled upon such exercise, as adjusted to reflect the effects, if any, of the anti-dilution provisions of section 3 of this Warrant Certificate, such certificates to be in such reasonable denominations as Holder shall request when delivering the duly completed Exercise Form.

(e)        No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Shares to the nearest whole share of Common Stock.

(f)         If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

2.           Issuance of Common Stock; Reservation of Warrant Shares.  The Company covenants and agrees that:

(a)         all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof;

(b)         at all times prior to the Expiration Time, the Company shall keep reserved for issuance a sufficient number of authorized shares of Common Stock to permit the exercise in full of the Warrants evidenced by this Warrant Certificate; and

(c)         if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3.           Adjustments of Purchase Price, Number and Character of Warrant Shares, Number of Warrants.  The Purchase Price and the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this section 3.

(a)          Stock Dividends, Subdivisions and Combinations.  In case the Company shall at any time on or before the Expiration Time:
(i)           pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;
(ii)          subdivide, reclassify or recapitalize the outstanding shares of Common Stock into a greater number of shares;
(iii)         combine, reclassify or recapitalize the outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

(iv)         issue by reclassification of shares of Common Stock into any other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation);
then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto.  In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrant pursuant to this paragraph 3(a), the Purchase Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment.  An adjustment made pursuant to this paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event.  Such adjustment shall be made successively whenever any event listed in clauses (i) through (iv) of this paragraph 3(a) shall occur.

(b)          Capital Reorganizations and Other Reclassifications.  In case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in paragraph 3(a) of this Warrant Certificate), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in paragraph 3(a) of this Warrant Certificate or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity occurring on or before the Expiration Time, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and, in any such case, if necessary, the provisions set forth in this section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants.  The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder.  The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this paragraph 3(b).

4.           Definition of Common Stock.  The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the Commencement Date, except as otherwise provided in section 3 of this Warrant Certificate.

5.           Replacement of Warrant Certificates.  If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in the Company’s discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.  Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6.           Registration.  This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the “Warrant Register”) maintained at the Company Offices as they are issued.  The Warrant Register shall list the name, address and Social Security or other federal taxpayer identifying number, if any, of all Warrantholders.  The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7.           Transfer.

(a)         Subject to paragraph 7(b) of this Warrant Certificate, the Warrantholder may transfer or assign the Warrants evidenced by this Warrant Certificate, in whole or in part, to any officer, director, principal, member, equity owner, employee, consultant or affiliate of the Warrantholder by surrendering this Warrant Certificate, with the Assignment Form, substantially in the form provided herein, completed and duly executed by the Warrantholder or by the Warrantholder’s duly authorized attorney-in-fact, at the Company Offices.  The Company shall execute and deliver a new Warrant Certificate in the name of the assignee or assignees set forth in the Assignment Form and this Warrant Certificate shall promptly be canceled.  If fewer than all of the Warrants are assigned, the Company shall execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date of this Warrant Certificate) evidencing the balance of the Warrants that remain exercisable by the Warrantholder.

(b)         NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED NOR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

(c)         In the event of a transfer of any Warrants in accordance with this section 7, the Company shall, upon the surrender of this Warrant Certificate with the Assignment Form completed, dated and signed, execute and deliver to the transferee a new warrant certificate, substantially in form to this Warrant Certificate, evidencing the number of Warrants so transferred to such transferee and naming the transferee as the Warrantholder.

8.           Exchange of Warrant Certificates.  This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase.  A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith.  Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9.           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this section 9.

10.         Registration Rights.  The Company is under no obligation to register any of the Warrants evidenced by this Warrant Certificate nor the shares of Common Stock issuable upon exercise of any of such Warrants.

11.         Miscellaneous.  This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant Certificate is deemed to have been delivered in the State of Nevada and shall be construed and enforced in accordance with and governed by the laws of such State.  The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.
12.         Expiration.  Unless as hereinafter provided, the right to exercise the Warrants shall expire at the Expiration Time.

13.         No Rights as Shareholder; Notice to Warrantholder.

(a)         Nothing contained in this Warrant Certificate shall be constructed as conferring upon the Warrantholder the right to vote or to receive distributions or to consent to or receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any other rights whatsoever as shareholder of the Company.

(b)         The Company shall give notice to the Warrantholder by postage-paid, certified mail, return receipt requested, if, at any time prior to the Expiration Time, any of the following events shall occur:
(i)           the Company shall authorize the payment of any distributions upon Common Stock payable in any securities or authorize the making of any distribution of this Warrant Certificate) to all holders of Common Stock;
(ii)          the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;
(iii)         a dissolution, liquidation or winding up of the Company (including, without limitation, a consolidation, merger, or sale or conveyance of the property of the Company as an entirety or substantially as an entirety); or
(iv)         a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock) or any consolidation or merger of the Company with or into another corporation (excluding any consolidation or merger in which the Company is the continuing company and that does not result in any reclassification of, or change to, the Common Stock then outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

Such giving of notice shall be given (x) at least twenty business days (i.e., a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed) prior to the date fixed as a record date or effective date or the date of closing of the Company’s transfer books for the determination of the holders entitled to such distribution or subscription rights, or for the determination of the holders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation, winding up or conversion to corporate or other form.  Such notice shall specify such record date or the date of closing the transfer books, as the case may be.  In addition, the Company shall provide to Warrantholder, at the same time such notice is provided, such information relating to such distribution or subscriptions rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation, winding up or conversion to corporate or other form as may be reasonably necessary for Warrantholder to make an informed decision whether to exercise Warrantholder’s rights as evidenced by this Warrant Certificate.

14.         Severability.  If any term or other provision of this Warrant Certificate is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Warrant Certificate shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either the Company or Warrantholder.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Company and Warrantholder shall negotiate in good faith to modify this Warrant Certificate so as to effect the original intent of the Company and Vastani Company S.A. in connection with the issuance of the Warrants, to the greatest extent possible.  Any provision of this Warrant Certificate held invalid or unenforceable only in part, degree or in certain jurisdictions will remain in full force and effect to the extent not held invalid or unenforceable.

IN WITNESS WHEREOF, Clenergen Corporation has caused this Warrant Certificate to be executed by its officer thereunto duly authorized.

Dated: As of May 14, 2010	Clenergen Corporation

	By:	/s/ Mark L.M. Quinn
Mark L. M. Quinn
Chief Executive Officer

ATTEST:

s/s Jessica Hatfield
Jessica Hatfield, Secretary

EXERCISE FORM

                                Dated: ____________, 20__

TO: Clenergen Corporation:

The undersigned hereby irrevocably elects to exercise its warrant exercise rights evidenced by this Warrant Certificate to the extent of purchasing _______________ shares of Common Stock of Clenergen Corporation and hereby makes payment of the aggregate Purchase Price therefor by tendering, contemporaneous with the delivery of this Warrant Certificate, the amount of $_____________ in the form of (a) cash or (b) bank cashier’s or certified check payable to the order of “Clenergen Corporation.”

INSTRUCTIONS FOR REGISTRATION OF STOCK
(Please type or print in block letters)

Name:
Taxpayer
Identification
Number:

Address:

Signature:
(Signature must conform in all respects to the name of the
Warrantholder as set forth on the face of this Warrant Certificate.)

ASSIGNMENT FORM
(Please type or print in block letters)

FOR VALUE RECEIVED, ________________________________________________________

hereby sells, assigns and transfers unto:

Name:
Taxpayer
Identification
Number:

Address:

this Warrant Certificate and the Warrants represented by this Warrant Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:

Signature:
(Signature must conform in all respects to the name of the
Warrantholder as set forth on the face of this Warrant Certificate.)